AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 8, 1995

                                                       REGISTRATION NO. 33-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                              -------------------
                               ECKERD CORPORATION
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                      13-3302437
       (State or other jurisdiction of                         (IRS employer
       incorporation or organization)                     identification number)

                             8333 BRYAN DAIRY ROAD
                              LARGO, FLORIDA 34647
                                 (813) 399-6000
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ROBERT E. LEWIS, ESQ.
                         VICE PRESIDENT/GENERAL COUNSEL
                             8333 BRYAN DAIRY ROAD
                              LARGO, FLORIDA 34647
                                 (813) 399-6000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                              -------------------

                                   COPIES TO:

            STACY J. KANTER, ESQ.                             MARK KESSEL, ESQ.
     SKADDEN, ARPS, SLATE, MEAGHER & FLOM                    SHEARMAN & STERLING
               919 THIRD AVENUE                              599 LEXINGTON AVENUE
           NEW YORK, NEW YORK 10022                        NEW YORK, NEW YORK 10022
                (212) 735-3000                                  (212) 848-4000

                              -------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this registration statement becomes effective.
                              -------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. X 33-64409

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

                                                 PROPOSED       PROPOSED MAXIMUM
 TITLE OF EACH CLASS OF                          MAXIMIMUM          AGGREGATE
       SECURITIES           AMOUNT TO BE      OFFERING PRICE        OFFERING           AMOUNT OF
    TO BE REGISTERED        REGISTERED(1)        PER UNIT             PRICE        REGISTRATION FEE
Common Stock ($.01 par
value)..................    575,000 shares        $42.00           $24,150,000          $8,328

(1) Includes 75,000 shares of Common Stock that the Underwriters have the option to purchase to cover over-allotments, if any.
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
    This registration statement is being filed with respect to the registration of additional shares of common stock, $.01 par value, of Eckerd Corporation, a Delaware corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"). Pursuant to Rule 462(b), the contents of the registration statement of the Company (File No. 33-64409), including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Largo, State of Florida on December 8, 1995.

                                          ECKERD CORPORATION

                                          By         /s/ SAMUEL G. WRIGHT
                                             ...................................
                                                      Samuel G. Wright
                                               Executive Vice President/Chief
                                                     Financial Officer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

               SIGNATURE                                TITLES                     DATE
----------------------------------------  ----------------------------------   -------------
        /s/ STEWART TURLEY                Chairman of the Board and Chief      December 8, 1995
 ........................................    Executive Officer
              Stewart Turley

      /s/ FRANCIS A. NEWMAN               President, Chief Operating Officer   December 8, 1995
 ........................................    and Director
            Francis A. Newman

                   *                      Director                             December 8, 1995
 ........................................
              John W. Boyle

       /s/ SAMUEL G. WRIGHT               Executive Vice President/            December 8, 1995
 ........................................    Chief Financial Officer
             Samuel G. Wright

                   *                      Director                             December 8, 1995
 ........................................
             James T. Doluisio

                   *                      Director                             December 8, 1995
 ........................................
              Donald F. Dunn

                   *                      Director                             December 8, 1995
 ........................................
          Albert J. Fitzgibbons, III

                   *                      Director                             December 8, 1995
 ........................................
          Margaret H. Jordan


                   *                      Director                             December 8, 1995
 ........................................
             Lewis W. Lehr

                   *                      Director                             December 8, 1995
 ........................................
          Rupinder S. Sidhu

                   *                      Director                             December 8, 1995
 ........................................
              Alexis P. Michas

*By       /s/ ROBERT E. LEWIS
    ....................................
            Robert E. Lewis
            Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT
  NUMBER                                            DESCRIPTION
----------         -----------------------------------------------------------------------------
  5.1        --    Opinion and consent of Robert E. Lewis, Esq. (Filed as Exhibit 5.1 to
                   Amendment No. 1 to the Registration Statement on Form S-3 of the Company
                   (File No. 33-64409) and incorporated by reference herein).
 15.1        --    Letter of KPMG Peat Marwick LLP dated December 7, 1995 re Unaudited Interim
                   Financial Information.
 23.1        --    Consent of KPMG Peat Marwick LLP dated December 7, 1995.
 23.2        --    Consent of Robert E. Lewis, Esq. (included in Exhibit 5.1 hereto).
 24.1        --    Power of Attorney (Filed as Exhibit 24.1 to the Registration Statement on
                   Form S-3 of the Company (File No. 33-64409) and incorporated by reference herein).